UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

____________

Date of Report (Date of earliest event reported) July 13, 2006 (July 7, 2006)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

New Wyndham Worldwide Credit Facility

On July 7, 2006, our Wyndham Worldwide Corporation (“Wyndham Worldwide”) subsidiary entered into a new $1,200 million credit facility, consisting of a $900 million five-year revolving credit facility and a $300 million five-year term loan facility (the agreement pursuant to which such facility was entered into is referred to herein as the “Credit Agreement”).

At or prior to the previously announced separation of Wyndham Worldwide from Cendant, we expect that Wyndham will draw the entire amount of the term loan facility and $260 million of the revolving credit facility. The proceeds of the term loan facility and the $260 million drawn from the revolving credit facility will be transferred to Cendant solely for the purpose of repaying certain of Cendant’s indebtedness (including its existing asset-linked facility relating to certain of the assets of Cendant’s Hospitality Services (including Timeshare Resorts) businesses). The remaining availability under the revolving credit facility will be used to provide liquidity for ongoing working capital needs, letters of credit issuances and other general corporate needs, in each case of Wyndham Worldwide.

The new facility includes affirmative covenants, including the maintenance of specific financial ratios. These financial covenants consist of a minimum interest coverage ratio of at least 3.0 times as of the measurement date and a maximum leverage ratio not to exceed 3.5 times on the measurement date. Negative covenants in the new credit facility include limitations on indebtedness of material subsidiaries; liens; mergers, consolidations, liquidations, dissolutions and sales of substantially all assets; and sale and leasebacks. Events of default in the new credit facility include nonpayment of principal when due; nonpayment of interest, fees or other amounts; violation of covenants; cross payment default and cross acceleration (in each case, to indebtedness (excluding securitization indebtedness) in excess of $50 million); and a change of control (the definition of which will permit Wyndham Worldwide’s separation from Cendant).

On July 7, 2006, Cendant entered into a guaranty of Wyndham Worldwide’s obligations under the Credit Agreement (the “Credit Agreement Guaranty”); however, upon the distribution of all of the capital stock of Wyndham Worldwide by Cendant to its shareholders, such Credit Agreement Guaranty and all obligations of Cendant thereunder shall unconditionally terminate.

New Wyndham Worldwide Interim Loan Facility

On July 7, 2006, Wyndham Worldwide also entered into a $800 million interim loan facility (the agreement pursuant to which such facility was entered into is referred to herein as the “Interim Loan Agreement”) the proceeds of which, together with the proceeds of the borrowings described above, will be used to fund the expected transfer of $1,360 million to Cendant prior to the separation. The interim loan facility is unsecured and contains terms substantially similar to those contained in the Credit Agreement. The interim loan facility includes a mandatory prepayment provision requiring the repayment of the facility in full upon the entering into of permanent financing to replace such facility.

On July 7, 2006, Cendant entered into a guaranty of Wyndham Worldwide’s obligations under the Interim Loan Agreement (the “Interim Loan Agreement Guaranty”); however, upon the distribution of all of the capital stock of Wyndham Worldwide by Cendant to its shareholders, such Interim Loan Agreement Guaranty and all obligations of Cendant thereunder shall unconditionally terminate.

A copy of the Credit Agreement Guaranty, the Interim Loan Agreement Guaranty, the Credit Agreement and the Interim Loan Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.

Certain of the lenders party to the Credit Agreement Guaranty, the Interim Loan Agreement Guaranty, the Credit Agreement and the Interim Loan Agreement and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Cendant, Wyndham Worldwide and their subsidiaries for which they have received, and will receive, customary fees and expenses.

Amendments to Timeshare Conduit Facility

On July 7, 2006, our Sierra Timeshare Conduit Receivables Funding, LLC subsidiary amended its conduit facility pursuant to which it issued its secured Loan-Backed Variable Funding Notes, Series 2002-1 (the “Notes”), in an aggregate principal amount not to exceed $800,000,000 to, among other things, allow for the separation of Wyndham Worldwide from Cendant. In addition, effective as of the date of Wyndham Worldwide’s separation from Cendant, the performance guarantee provided by Cendant with respect to the variable funding notes will be replaced by a performance guarantee provided by Wyndham Worldwide.

Copies of the operative documents underlying the Notes are attached hereto as Exhibit 10.5 through Exhibit 10.11 and are incorporated by reference herein.

Certain of the purchasers of the Notes, the trustee and the collateral agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

New Timeshare Term Financing

On July 11, 2006, our Sierra Timeshare 2006-1 Receivables Funding, LLC subsidiary (the "Issuer") issued $325,000,0000 aggregate principal amount of 5.84% Vacation Timeshare Loan Backed Notes, Series 2006-1, Class A-1, due 2018 and $225,000,000 aggregate principal amount of Floating Rate Vacation Timeshare Loan Backed Notes, Series 2006-1, Class A-2, due 2018 bearing interest at one-month LIBOR plus 0.15% per annum (collectively, the "Series 2006-1 Notes") under the Indenture and Servicing Agreement, dated as of July 11, 2006, by and among the Issuer, Wyndham Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent (the "Indenture"). The Series 2006-1 Notes are secured under the Indenture primarily by a pool of pledged loans, each relating to the financing of one or more timeshare properties by a consumer, and related pledged assets. In addition, the payment of interest on, and principal of, the Series 2006-1 Notes are insured by a financial guaranty insurance policy issued by MBIA Insurance Corporation. A copy of the Indenture is attached hereto as Exhibit 10.12 and is incorporated by reference herein.

Certain of the initial purchasers of the 2006-1 Notes, the Trustee and the Collateral Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses. Certain of the initial purchasers are affiliates of one or more entities who also serve as investors, or as administrators of investors, with respect to asset-backed commercial paper conduits that hold certain Secured Variable Funding Notes, issued by our Sierra Timeshare Conduit Receivables Funding Company, LLC subsidiary, which were partially or fully repaid with the proceeds from the sale of the Series 2006-1 Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01	Other Events.

On July 10, 2006, Cendant Corporation announced that, in connection with its previously announced tender offers for its outstanding 6.250% Senior Notes due 2008, 6.25% Senior Notes due 2010, 7.375% Senior Notes due 2013 and 7.125% Senior Notes due 2015, it is extending the expiration time of the tender offers to 5:00 p.m., New York City time, on July 27, 2006.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1
Guaranty, dated as of July 7, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of July 7, 2006 among Wyndham Worldwide Corporation, the Subsidiary Borrowers from time to time parties to the Credit Agreement, Citicorp USA, Inc., as Syndication Agent, Bank of America, N.A., The Bank of Nova Scotia and The Royal Bank of Scotland plc, as Documentation Agents, Credit Suisse, Cayman Islands Branch, as Co-Documentation Agent, the Lenders and the Administrative Agent.

10.2
Guaranty, dated as of July 7, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Interim Term Loan Agreement, dated as of July 7, 2006 among Wyndham Worldwide Corporation, The Royal Bank of Scotland plc and The Bank of Nova Scotia, as Syndication Agents, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch, as Documentation Agents, the Lenders and the Administrative Agent.

10.3
Credit Agreement, dated as of July 7, 2006, among Wyndham Worldwide Corporation, as Borrower, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, Bank of America, N.A., The Bank of Nova Scotia and The Royal Bank of Scotland PLC, as Documentation Agents, and Credit Suisse, Cayman Islands Branch, as Co-Documentation Agent (Incorporated by reference to Exhibit 10.31 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.4
Interim Term Loan Agreement, dated as of July 7, 2006, among Wyndham Worldwide Corporation, as Borrower, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, The Royal Bank of Scotland PLC and The Bank of Nova Scotia, as Syndication Agents, and Bank of America, N.A., and Credit Suisse, Cayman Islands Branch, as Documentation Agents (Incorporated by reference to Exhibit 10.32 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.5
Master Indenture and Servicing Agreement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, by and among Sierra Timeshare Conduit Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Master Servicer, and U.S. Bank, National Association, as successor to Wachovia Bank, National Association, as Trustee and Collateral Agent (Incorporated by reference to Exhibit 10.9 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.6
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, to Master Indenture and Servicing Agreement, dated as of August 29, 2002, by and among Sierra Timeshare Conduit Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Master Servicer, and U.S. Bank, National Association, successor to Wachovia Bank, National Association, as Trustee and Collateral Agent (Incorporated by reference to Exhibit 10.10 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.7
Master Loan Purchase Agreement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, by and between Wyndham Consumer Finance, Inc., as Seller, Fairfield Resorts, Inc., as Co-Originator, and Fairfield Myrtle Beach, Inc., as Co-Originator and Kona Hawaiian Vacation Ownership, LLC, as an Originator, and Shawnee Development, Inc., as an Originator, and Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Subsidiary, and Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Partnership and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.11 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.8
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, to Master Loan Purchase Agreement, dated as of August 29, 2002, by and between Wyndham Consumer Finance, Inc., as Seller, Fairfield Resorts, Inc., as Co-Originator, Fairfield Myrtle Beach, Inc., as Co-Originator, Kona Hawaiian Vacation Ownership, LLC, as an Originator, Shawnee Development, Inc., as an Originator, Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB subsidiary, and Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Partnership, and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.12 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.9
Master Loan Purchase Agreement, dated as of August 29, 2002, and Amended and Restated as of July 7, 2006, by and between Trendwest Resorts, Inc., as Seller, and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.13 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.10
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended as of July 7, 2006 to the Master Loan Purchase Agreement dated as of August 29, 2002, by and between Trendwest Resorts, Inc., as Seller, and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.14 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.11
Master Pool Purchase Agreement, dated as of August 29, 2002, Amended and Restated as of July 7, 2006, by and between Sierra Deposit Company, LLC, as Depositor, and Sierra Timeshare Conduit Receivables Funding, LLC, as Issuer (Incorporated by reference to Exhibit 10.15 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.12
Indenture and Servicing Agreement, dated as of July 11, 2006, by and among Sierra Timeshare 2006-1 Receivables Funding, LLC, as Issuer, and Wyndham Consumer Finance, Inc., as Servicer, and Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent (Incorporated by reference to Exhibit 10.34 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

99.1	Press Release dated July 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: July 13, 2006

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated July 13, 2006 (July 7, 2006)

EXHIBIT INDEX

10.1
Guaranty, dated as of July 7, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of July 7, 2006 among Wyndham Worldwide Corporation, the Subsidiary Borrowers from time to time parties to the Credit Agreement, Citicorp USA, Inc., as Syndication Agent, Bank of America, N.A., The Bank of Nova Scotia and The Royal Bank of Scotland plc, as Documentation Agents, Credit Suisse, Cayman Islands Branch, as Co-Documentation Agent, the Lenders and the Administrative Agent.

10.2
Guaranty, dated as of July 7, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Interim Term Loan Agreement, dated as of July 7, 2006 among Wyndham Worldwide Corporation, The Royal Bank of Scotland plc and The Bank of Nova Scotia, as Syndication Agents, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch, as Documentation Agents, the Lenders and the Administrative Agent.

10.3
Credit Agreement, dated as of July 7, 2006, among Wyndham Worldwide Corporation, as Borrower, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, Bank of America, N.A., The Bank of Nova Scotia and The Royal Bank of Scotland PLC, as Documentation Agents, and Credit Suisse, Cayman Islands Branch, as Co-Documentation Agent (Incorporated by reference to Exhibit 10.31 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.4
Interim Term Loan Agreement, dated as of July 7, 2006, among Wyndham Worldwide Corporation, as Borrower, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, The Royal Bank of Scotland PLC and The Bank of Nova Scotia, as Syndication Agents, and Bank of America, N.A., and Credit Suisse, Cayman Islands Branch, as Documentation Agents (Incorporated by reference to Exhibit 10.32 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.5
Master Indenture and Servicing Agreement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, by and among Sierra Timeshare Conduit Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Master Servicer, and U.S. Bank, National Association, as successor to Wachovia Bank, National Association, as Trustee and Collateral Agent (Incorporated by reference to Exhibit 10.9 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.6
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, to Master Indenture and Servicing Agreement, dated as of August 29, 2002, by and among Sierra Timeshare Conduit Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Master Servicer, and U.S. Bank, National Association, successor to Wachovia Bank, National Association, as Trustee and Collateral Agent (Incorporated by reference to Exhibit 10.10 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.7
Master Loan Purchase Agreement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, by and between Wyndham Consumer Finance, Inc., as Seller, Fairfield Resorts, Inc., as Co-Originator, and Fairfield Myrtle Beach, Inc., as Co-Originator and Kona Hawaiian Vacation Ownership, LLC, as an Originator, and Shawnee Development, Inc., as an Originator, and Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Subsidiary, and Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Partnership and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.11 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.8
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of July 7, 2006, to Master Loan Purchase Agreement, dated as of August 29, 2002, by and between Wyndham Consumer Finance, Inc., as Seller, Fairfield Resorts, Inc., as Co-Originator, Fairfield Myrtle Beach, Inc., as Co-Originator, Kona Hawaiian Vacation Ownership, LLC, as an Originator, Shawnee Development, Inc., as an Originator, Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB subsidiary, and Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Partnership, and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.12 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.9
Master Loan Purchase Agreement, dated as of August 29, 2002, and Amended and Restated as of July 7, 2006, by and between Trendwest Resorts, Inc., as Seller, and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.13 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.10
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended as of July 7, 2006 to the Master Loan Purchase Agreement dated as of August 29, 2002, by and between Trendwest Resorts, Inc., as Seller, and Sierra Deposit Company, LLC, as Purchaser (Incorporated by reference to Exhibit 10.14 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.11
Master Pool Purchase Agreement, dated as of August 29, 2002, Amended and Restated as of July 7, 2006, by and between Sierra Deposit Company, LLC, as Depositor, and Sierra Timeshare Conduit Receivables Funding, LLC, as Issuer (Incorporated by reference to Exhibit 10.15 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

10.12
Indenture and Servicing Agreement, dated as of July 11, 2006, by and among Sierra Timeshare 2006-1 Receivables Funding, LLC, as Issuer, and Wyndham Consumer Finance, Inc., as Servicer, and Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent (Incorporated by reference to Exhibit 10.34 to the Registration Statement on Form 10 of Wyndham Worldwide Corporation (File No. 001- 32876) filed on July 12, 2006).

99.1	Press Release dated July 10, 2006.